UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report - April 10, 2002



                        PEOPLES FINANCIAL SERVICES CORP.
             (Exact name of registrant as specified in its charter)


   Pennsylvania                   000-23863                     23-2391852
   ------------                   ---------                     ----------
  (State or other               Commission File              (I.R.S. Employer
  jurisdiction of                    Number                   Identification
  Incorporation)                                                  Number)


                       50 Main Street, Hallstead, PA 18822
                  (Address of Principal Executive Officer) (Zip
               Code) Registrant's telephone number, including area
                               code (570) 879-2175

                                       N/A
          (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

                Not Applicable.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

                  (a)      Not Applicable.
                  (b)      Not Applicable.
                  (c)      Exhibit:

                           99.4. Press Release of Peoples Financial Services Corp. dated April 10, 2002

Item 8.  Change in Fiscal Year.

                  Not Applicable.

Item 9.  Regulation FD Disclosure.

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        PEOPLES FINANCIAL SERVICES, CORP.
                                  (Registrant)

                                            /s/ Debra E. Dissinger
Dated: April 10, 2002                       By Debra E. Dissinger
                                            Executive Vice President

                                  EXHIBIT INDEX

                                                             Page Number
                                                             in Manually
Exhibit                                                     Signed Original

99.4     Press Release of Peoples Financial Services Corp          4
                dated April 10, 2002

                                  EXHIBIT 99.4

                                 PRESS RELEASE

                  First Quarter Results, Dividend Announcement
                        Peoples Financial Services Corp.


A dividend of 22(cent) per share was declared on April 5, 2002. This is an increase of 1(cent) per share and will be paid on May 15, 2002, to shareholders of record on April 30, 2002.

Also announced were financial results for the quarter ending March 31, 2002.

Net income increased 15% at $1,312,000 compared to $1,141,000 for the same period in 2001. Total assets increased 11.7% over 2001 and at quarter end were $320,476,000. At March 31, 2002, total deposits were $248,954,000 compared to $231,579,000 in 2001, an increase of 7.5%. Net loans increased 21.1% and at March 31, 2002, were $207,590,000 compared to $171,385,000 at the same time in 2001.

CEO and President Jack Ord stated that strong growth in the first quarter has been gratifying and he is especially pleased that asset quality has remained high during this period also. The Company and Bank look forward to another outstanding year for 2002. The first quarter has been an exceptional beginning.

Peoples Financial Services Corp. is the parent company of Peoples National Bank, a locally owned and operated independent community bank with offices in the Hallstead Plaza, Susquehanna, Montrose and Hop Bottom in Susquehanna County, in Nicholson, Tunkhannock and Meshoppen in Wyoming County, PA, and also in Norwich, Chenango County, NY.